Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Green Earth Technologies, Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, William J. Marshall, Chairman and Chief Executive Officer, and Greg D. Adams, Chief Operating Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2011	By:	/s/ William J. Marshall
William J. Marshall
Chairman and Chief Executive Officer
(Principal Executive Officer)

Date: February 14, 2011	By:	/s/ Greg D. Adams
Greg D. Adams
Chief Operating Officer and Chief Financial Officer
(Principal Financial Officer)

[A signed original of this certification has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.]